UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4430

Dreyfus 100% U.S. Treasury Money Market Fund

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/04

FORM N-CSR

Item 1. Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
7	Statement of Assets and Liabilities
8	Statement of Operations
9	Statement of Changes in Net Assets
10	Financial Highlights
11	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus 100% U.S. Treasury
Money Market Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus 100% U.S.Treasury Money Market Fund covers the six-month period from January 1, 2004, through June 30, 2004. Inside, youll find valuable information about how the fund was managed during the reporting period, including a discussion with the funds portfolio manager, Bernard W. Kiernan, Jr.

The U.S. economy increasingly showed signs of sustainable growth during the first half of 2004.When it became clearer in the spring that an unexpectedly strong job market and higher energy prices reflected renewed inflationary pressures, the money markets began to anticipate higher interest rates, and yields began to rise from historical lows. Indeed, on the last day of the reporting period, the Federal Reserve Board raised short-term rates in what many analysts believe is the first in a series of gradual increases.

To many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of todays changing investment environment.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter

Chairman and Chief Executive Officer The Dreyfus Corporation

July 15, 2004

DISCUSSION OF FUND PERFORMANCE

Bernard W. Kiernan, Jr., Portfolio Manager

How did Dreyfus 100% U.S. Treasury Money Market Fund perform during the period?

During the six-month period ended June 30, 2004, the fund produced an annualized yield of 0.30%.Taking into account the effects of compounding, the fund also provided an annualized effective yield of 0.30% for the same period.1

What is the funds investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund invests only in U.S.Treasury securities.

What other factors influenced the funds performance?

The fund was primarily influenced by low interest rates throughout the reporting period. However, yields of short-term U.S. Treasury securities began to rise during the spring of 2004 when sustained economic growth and renewed inflationary pressures caused investors to anticipate higher short-term interest rates from the Federal Reserve Board (the Fed), which on June 30, 2004, the last day of the reporting period, implemented its first rate hike in approximately four years.

In fact,when 2004 began,the U.S.economy already was exhibiting signs of renewed strength. Even before it was revealed that U.S. gross domestic product had expanded at a 4.1% annualized rate during the fourth quarter of 2003, concerns arose that rising inflation and a ballooning federal budget deficit might lead to higher interest rates. Despite these concerns and their adverse impact on prices of longer-term fixed-income securities, money-market yields remained anchored by the 1% federal funds rate and began the reporting period near historically low levels.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Although it noted at its meeting in January 2004 that U.S. economic output was expanding briskly, the Fed held the overnight federal funds rate steady, and it reiterated its commitment to keeping borrowing rates low. Meanwhile, new data further confirmed that an economic recovery was well underway. However, the number of new jobs created by the recovering economy continued to disappoint.

The consumer price index in February 2004 indicated that the core rate of inflation rose only 0.1%, reinforcing the perception that the Fed still had a great deal of flexibility in the conduct of monetary policy. It was later revealed that U.S. economic growth also rose only modestly, expanding at a 4.4% annualized rate during the first quarter of 2004.

In early April 2004, however, the U.S. Department of Labor announced that the domestic economy had added 308,000 jobs in March, an unexpectedly strong report that fueled concerns that long-dormant inflationary pressures might have begun to resurface. As the month progressed, higher energy and commodity prices appeared to lend credence to that view. As a result, the money-market yield curve began to steepen as yields rose at the longer end of the maturity spectrum.

At its May meeting, the Fed again left short-term interest rates unchanged. However, unlike previous pronouncements, the Fed no longer indicated that it could be patient before raising rates, stating instead that future rate hikes were likely to be measured. Soon after the Fed meeting, non-farm payroll data showing a second consecutive month of gains triggered a significant change in investor expectations, which shifted from the belief that interest rates were unlikely to rise in 2004 to anticipation that the Fed might begin to tighten monetary policy as early as June 2004.

As was widely expected, the Fed raised the federal funds rate by 25 basis points to 1.25% at its meeting on June 30, 2004. Because most investors had anticipated that the Fed would tighten monetary policy by at least that amount, the money markets already reflected the impact of the Feds move.

In its June 30 statement, the Fed noted that policy accommodation can be removed at a pace that is likely to be measured but that it was prepared to respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability. Consequently, most analysts believe that the June 30 rate hike was the first in a series of increases designed to forestall inflationary pressures without derailing the economic recovery.

What is the funds current strategy?

In light of expectations of further moves toward higher short-term interest rates, we have adopted a more defensive posture, allowing the funds weighted average maturity to fall toward a range we consider closer to neutral. Accordingly, we generally have limited new investments to U.S. Treasury securities with maturities of three months or less.This strategy is designed to give us flexibility to take advantage of higher yields should they arise. Of course, we are prepared to alter our strategy as market conditions evolve.

July 15, 2004

  Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.An investment in the fund is not insured or guaranteed by the FDIC or any other government agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The Fund 5

STATEMENT OF INVESTMENTS
June 30, 2004 (Unaudited)
			Annualized
			Yield on
			Date of	Principal
U.S. Treasury Bills—91.3%			Purchase (%)	Amount ($)	Value ($)

7/1/2004			.98	37,061,000	37,061,000
7/8/2004			1.01	27,263,000	27,257,672
7/15/2004			.94	185,000,000	184,932,402
7/22/2004			.94	85,000,000	84,953,640
8/12/2004			1.19	100,000,000	99,861,167
8/26/2004			.99	45,000,000	44,930,700
9/2/2004			1.04	21,830,000	21,790,269
9/23/2004			1.30	100,000,000	99,697,833
10/21/2004			1.12	50,000,000	49,827,333
10/28/2004			1.13	25,000,000	24,907,031
Total U.S. Treasury Bills
(cost $	675,219,047)				675,219,047

U.S. Treasury Notes—8.6%

6.00%, 8/15/2004			1.25	40,000,000	40,237,719
1.50%, 2/28/2005			1.26	23,393,000	23,424,145
Total U.S. Treasury Notes
(cost $	63,661,864)				63,661,864

Total Investments (cost $		738,880,911)		99.9%	738,880,911
Cash and Receivables (Net)				.1%	676,173
Net Assets				100.0%	739,557,084

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	738,880,911	738,880,911
Cash		337,652
Interest receivable		1,012,311
Prepaid expenses		35,076
		740,265,950

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		365,311
Payable for shares of Beneficial Interest redeemed		313,425
Accrued expenses		30,130
		708,866

Net Assets ( $)		739,557,084

Composition of Net Assets ($):
Paid-in capital		739,593,583
Accumulated net realized gain (loss) on investments		(36,499)

Net Assets ( $)		739,557,084

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		739,305,028
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund 7

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2004 (Unaudited)
Investment Income ($):
Interest Income	3,845,908
Expenses:
Management fee—Note 2(a)	1,922,358
Shareholder servicing costs—Note 2(b)	596,221
Trustees fees and expenses—Note 2(c)	66,756
Custodian fees	34,778
Registration fees	19,858
Professional fees	18,698
Prospectus and shareholders reports	12,520
Miscellaneous	10,856
Total Expenses	2,682,045
Investment Income—Net	1,163,863

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	272
Net Increase in Net Assets Resulting from Operations	1,164,135

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2004	Year Ended
	(Unaudited)	December 31, 2003

Operations ($):
Investment income—net	1,163,863	4,175,631
Net realized gain (loss) from investments	272	(12,335)
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,164,135	4,163,296

Dividends to Shareholders from ($):
Investment income—net	(1,163,863)	(4,175,631)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	333,065,944	698,216,173
Dividends reinvested	1,120,273	3,980,479
Cost of shares redeemed	(395,179,564)	(823,147,145)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(60,993,347)	(120,950,493)
Total Increase (Decrease) in Net Assets	(60,993,075)	(120,962,828)

Net Assets ($):
Beginning of Period	800,550,159	921,512,987
End of Period	739,557,084	800,550,159

See notes to financial statements.

The Fund 9

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the funds financial statements.

	Six Months Ended
	June 30, 2004		Year Ended December 31,

	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.002	.005	.012	.037	.052	.041
Distributions:
Dividends from investment
income—net	(.002)	(.005)	(.012)	(.037)	(.052)	(.041)
Net asset value,
end of period	1.00	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.30[a]	.46	1.24	3.74	5.31	4.17

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.70[a]	.67	.66	.63	.69	.71
Ratio of net investment
income to average
net assets	.30[a]	.47	1.23	3.65	5.22	4.10
Net Assets, end of period
($ x 1,000)	739,557	800,550	921,513	1,020,232	1,006,905	1,106,128

a Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus 100% U.S.Treasury Money Market Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the Act), as a diversified open-end management investment company. The funds investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the Manager or Dreyfus) serves as the funds investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (Mellon Financial). Dreyfus Service Corporation (the Distributor) a wholly-owned subsidiary of the Manager, is the distributor of the funds shares, which are sold to the public without a sales charge.

It is the funds policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The funds financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The funds maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the funds Board of Trustees to represent the fair value of the funds investments.

The Fund 11

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earning credits based on available cash balances left on deposit and includes such credits in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the Code).To the extent that the net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $36,771 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2003. If not applied, $23,849 of the carryover expires in fiscal 2007, $588 expires in fiscal 2010 and $12,334 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2003 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At June 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the funds average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the funds average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2004, the fund was charged $358,259 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2004, the fund was charged $135,898 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $309,385, shareholder services plan fees $10,000, and transfer agency per account fees $45,926.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Legal Matters:

Two class actions (which have been consolidated) have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the Investment Advisers), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus ability to perform its contracts with the Dreyfus funds.

NOTES

For More Information

Dreyfus
100% U.S. Treasury
Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

By telephone

Call 1-800-645-6561

By mail Write to:

The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

© 2004 Dreyfus Service Corporation 071SA0604

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Funds Board as Board members. The Committee has adopted a Nominating Committee Charter (Charter). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8thFloor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) not applicable

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus 100% U.S. Treasury Money Market Fund

By:	/s/Stephen E. Canter

Stephen E. Canter
President

Date:	August 26, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	August 26, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	August 26, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)